UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2022

SYBLEU INC.

(Exact name of small business issuer as specified in its charter)

Wyoming	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-248059

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 227-9192

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 4.02 Non-Reliance on Previously Issued Financial Statements.

On March 16, 2022, the Board of Directors of SYBLEU INC. (the “Company”) concluded that

(a) the previously issued Balance Sheet, Statement of Operations, Statement of Shareholders Equity ( Deficit) and Statement of Cash Flow for the quarter and nine months ended March 31, 2021 filed with the Company’s Form 10-Q for the quarter ended March 31, 2021 should not be relied upon.

(b) the previously issued Balance Sheet, Statement of Operations, Statement of Shareholders Equity ( Deficit) and Statement of Cash Flow for year ended June 30, 2021 filed with the Company’s Form 10-K for the year ended June 30, 2021 should not be relied upon.

(c ) ) the previously issued Balance Sheet, Statement of Operations, Statement of Shareholders Equity ( Deficit) and Statement of Cash Flow for the quarter ended September 30, 2021 filed with the Company’s Form 10-Q for the quarter ended September 30, 2021 should not be relied upon.

The Company determined that the recognition of $177,450 of revenue recognized during the quarter ended March 31, 2021 resulting from the grant of a license to an unrelated third party to develop and commercialize intellectual property controlled by the Company should be recognized over the term of the license which is 15 years.

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The following tables reflect the corrections:

Quarter Ended March 31, 2021

	Condensed Balance Sheet

	As Originally Presented	Adjustments	As Restated
Unearned Income	0	176,315	176,315
Total Liabilities:	30,313	176,315	206,628
Retained Earnings (Deficit )	29,498	(176,315)	(146,817)
Total Stockholders' Equity (Deficit)	130,589	(176,315)	(45,726)

Quarter Ended March 31, 2021

	Condensed Statement of Operations

	As Originally Presented	Adjustments	As Restated
License Fees	177,450	(176,315)	1,135
Total Revenue	177,450	(176,315)	1,135
Operating Income ( Loss)	154,660	(176,315)	(21,655)
Net Income ( Loss) Before Taxes	111,110	(176,315)	(65,205)
Net Income (Loss )	89,716	(176,315)	(86,599)

Nine Months Ended March 31, 2021

	Condensed Statement of Operations

	As Originally Presented	Adjustments	As Restated
License Fees	177,450	(176,315)	1,135
Total Revenue	177,450	(176,315)	1,135
Operating Income ( Loss)	98,301	(176,315)	(78,014)
Net Income (Loss) Before Taxes	54,751	(176,315)	(121,564)
Net Income (Loss )	33,357	(176,315)	(142,958)

Nine Months Ended March 31, 2021

	Condensed Statement of Shareholders' Equity

	As Originally Presented	Adjustments	As Restated
Net Income ( Loss) Quarter ended March 31, 2021	89,716	(176,315)	(86,599)
Retained Deficit March 31, 2021	29,498	(176,315)	(146,817)
Total Stockholders' Equity (Deficit) March 31, 2021	130,589	(176,315)	(45,726))

Nine Months Ended March 31, 2021

	Condensed Statement of Cash Flows

	As Originally Presented	Adjustments	As Restated
Net Income (Loss)	33,357	(176,315)	(142,958)
Increase ( Decrease) in Unearned Income	0	176,315	176,315

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Year Ended June 30, 2021

	Balance Sheet

	As Originally Presented	Adjustments	As Restated
Unearned Income	0	173,398	173,398
Total Liabilities:	30,763	173,398	204,161
Retained Earnings (Deficit )	67,693	(173,398)	(105,705)
Total Stockholders' Equity (Deficit)	168,784	(173,398)	(4,614)

Year Ended June 30, 2021

	Statement of Operations

	As Originally Presented	Adjustments	As Restated
License Fees	177,450	(173,398)	4,052
Total Revenue	177,450	(173,398)	4,052
Operating Income ( Loss)	85,146	(173,398)	(88,252)
Net Income (Loss )Before Taxes	92,946	(173,398)	(80,452)
Net Income (Loss )	71,552	(173,398)	(101,846)

Year Ended June 30, 2021

	Statement of Shareholders' Equity ( Deficit)

	As Originally Presented	Adjustments	As Restated
Net Income ( Loss) Quarter ended March 31, 2021	89,716		89,716
Retained Deficit March 31, 2021	29,498	(176,315)	(146,817)
Total Stockholders' Equity (Deficit) March 31, 2021	130,589	(176,315)	(45,726)
Net Income ( Loss) Quarter ended June 30, 2021	38,195	(173,398)	(135,203)
Retained Deficit June 30, 2021	67,693	(173,398)	(105,705)
Total Stockholders' Equity (Deficit) June 30, 2021	168,784	(173,398)	(4,614)

Year Ended June 30, 2021

	Statement of Cash Flows

	As Originally Presented	Adjustments	As Restated
Net Income (Loss)	38,195	(173,398)	(135,203)
Increase ( Decrease) in Unearned Income	0	173,398	173,398

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Quarter Ended September 30, 2021

	Condensed Balance Sheet

	As Originally Presented	Adjustments	As Restated
Unearned Income	0	170,449	170,449
Total Liabilities:	71,449	170,449	241,898
Retained Earnings (Deficit )	(67,563	(170,449)	(238,012)
Total Stockholders' Equity (Deficit)	33,528	(170,449)	(136,921)

Quarter Ended September 30, 2021

	Condensed Statement of Operations

	As Originally Presented	Adjustments	As Restated
License Fees	0	2,949	2949
Total Revenue	0	2,949	2949
Operating Income ( Loss)	(20,281)	2,949	(17,332)
Net Loss Before Taxes	(135,256)	2,949	(132,307)
Net Loss	(135,256)	2,949	(132,307)

Quarter Ended September 30, 2021

	Condensed Statement of Shareholders' Equity ( Deficit) Balance Sheet

	As Originally Presented	Adjustments	As Restated
Retained Earnings ( Deficit ) June 30, 2021	67,693	(173,398)	(105,706)

Retained Deficit September 30, 2021)	(67,563)	(170,449)	(238,012)
Total Stockholders' Equity (Deficit)	33,528	(170,449)	(136,921)

Quarter Ended September 30,2021

	Condensed Statement of Cash Flows

	As Originally Presented	Adjustments	As Restated
Net Income (Loss)	(135,256)	2,949	(142,958)
Increase ( Decrease) in Unearned Income	0	(2,949)	(2,949)

The Company’s senior management has discussed the matters disclosed in this Item 4.02 of this Current Report with AMC Auditing, the Company’s independent registered public accounting firm.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBLEU INC.

Dated: March 16, 2022	By: /s/ David Koos
David Koos
Chief Executive Officer

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